Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2025
Restatement Determination Date:: 2025-12-31
Erroneously Awarded Compensation Recovery
Erroneous Compensation Analysis

As required by the NYSE listing standards, the Company has adopted a Board approved policy that requires, subject to certain limited exceptions, the recoupment of erroneously awarded incentive compensation in the event of an accounting restatement resulting from material noncompliance of the Company with any financial reporting requirement under the U.S. federal securities laws. In such an event, the Company will seek to recover the amount of erroneously awarded incentive-based compensation received by current and former executive officers during the three-year fiscal year period prior to the date the Company is required to prepare an accounting restatement that was in excess of the amount that would have been awarded based on the related financial results, subject to and in accordance with the terms of the policy and applicable law.

The Company also adopted a Board-approved supplemental clawback policy that extends beyond the NYSE Listing Standards. The policy applies to all Vice Presidents and higher ranking employees of WEX and provides that the Committee may seek to recover incentive-based compensation, including all forms of time- and performance-based equity awards, when it determines that an individual subject to the policy has committed misconduct under the policy (whether or not in connection with a restatement), including, among other things, acts of fraud, embezzlement, gross negligence, violations of law, and conduct that causes material harm to the Company.

Additionally, the LTIP awards bind the NEOs to the clawback policies and to any clawback policy WEX may adopt in the future, including to comply with applicable SEC and NYSE rules and requirements, and to the fullest extent permitted by applicable law.